BANNER CORPORATION

Building Value at Banner

FIG Partners

FIG Partners' 4th Annual WEST COAST BANK CEO FORUM

San Francisco

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released January 23, 2013 and the most recently filed Form 10-Q for the quarter ended September 30, 2012. Forward-looking statements are effective only as of the date they are made and Banner assumes no obligation to update information concerning its expectations.

A Good Place to Be ... Since 1890



Seattle
Spokane
Columbia Basin
Portland
Boise

Assets	$4.3 B
Deposits	3.5 B
Loans	3.2 B
Offices	88
Employees	1,050

A Place to Grow



Puget Sound
Eastern Washington
Columbia Basin
Portland
Boise

Market	Branches	Loans	Deposits	Share
Columbia Basin	26	$ 0.9 B	$ 1.3 B	17%
E. Washington	18	$ 0.5 B	$ 0.6 B	9%
Puget Sound	30	$ 1.1 B	$ 1.2 B	2%
Portland	8	$ 0.5 B	$ 0.3 B	1%
Boise	6	$ 0.2 B	$ 0.1 B	2%

27 new branches since 2005

Building on the Turnaround

Building value at Banner:
• Growing sustainable revenue
• Enhancing shareholder value

Building on Strengths

Growing sustainable revenue:
• Geographic advantage
• Improved reputation
• Expanding revenue channels
• Gaining market share

Economically Ideal Geography

Powerful and diverse economic drivers	
Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, Expeditors, PORT OF PORTLAND
Forest products	Weyerhaeuser
Fisheries	TRIMARINE, Trident SEAFOODS
Agriculture	WASHINGTON Traditional, specialty crops, orchards, wineries, …

Economically Ideal Geography



2002 to 2012
2012 to 2030
United States
Washington
Oregon
Idaho
Region
Rank: 12th
6th
19th
8th
5th
9th
0%
10%
20%
30%

Strong population growth forecast	
2012 Estimate (Millions)	
United States	313,914
Washington	6,897
Oregon	3,899
Idaho	1,596
Region	12,392

Sources:
U.S. Census Bureau
WA Office of Financial Management
OR Office of Economic Analysis
ID Department of Commerce

Economically Ideal Geography



Real GDP
Personal Income
United States
Washington
Oregon
Idaho
Region
0%
10%
20%
30%
40%
50%

Strong income growth 2001–2011		
Per Capita 2011	Real GDP	Personal Income
United States	42,070	41,560
Washington	45,520	43,878
Oregon	48,098	47,527
Idaho	32,469	32,881
Region	44,649	40,458

Source:
U.S. Bureau of Economic Analysis

Building on Improved Reputation



Received highest ranking:

Retail banking customer satisfaction, Northwest Region

J.D. Power and Associates' 2012 Retail Banking Satisfaction Study℠

Received highest rating:

Bankrate.com SAFE & SOUND® Star Ratings

Released from enhanced regulatory oversight (April 2012)

Repurchased 100% of Senior Preferred Stock (f/k/a TARP):

$124 million during 2012

Expanding Revenue Channels

- ***Value proposition of "Super Community Bank" model:***
  - Broad and appropriate product offerings to serve middle market, small business and consumer client base
  - Decision making as close to client as possible
  - Responsiveness through relationship banking
  - Alignment of delivery channels to maximize tactical execution of strategic plan
  - Community investment

Expanding Revenue Channels



Millions
60
50
40
30
20
10
0
Net Interest Income
Other Income
12-07
12-08
12-09
12-10
12-11
12-12

Grow core revenue		
Date	**Amount**	**YOY Δ**
Quarter Ending		
12/31/12	$ 54 M	7.8%
12/31/09	$ 45 M	5.8%
Twelve Months Ending		
12/31/12	$ 211 M	7.8%
12/31/09	$ 177 M	-0.6%

Expanding Revenue Channels



Millions
14
12
10
8
6
4
2
0
Deposit Fees
Mortgage Bnkg
Other Fees
12-07
12-08
12-09
12-10
12-11
12-12

Grow deposit fees		
Date	**Amount**	**YOY Δ**
Quarter Ending		
12/31/12	$ 6.4 M	9.1%
12/31/09	$ 5.3 M	1.6%
Twelve Months Ending		
12/31/12	$ 25.3 M	10.0%
12/31/09	$ 21.4 M	-0.7%

Gaining Market Share



Thousands
175
150
125
100
75
50
25
0
Non-Int Bearing
Interest Bearing
12-07
12-08
12-09
12-10
12-11
12-12

Grow transaction deposit accounts

Quarter Ending	Number	YOY Δ
Non-Interest Bearing Accounts		
12/31/12	107,445	12.8%
12/31/09	71,178	8.0%
Interest Bearing Accounts		
12/31/12	64,045	5.5%
12/31/09	50,955	1.1%

Excludes CD's

Maintaining Earnings Momentum

Enhancing Shareholder Value:

- Protecting net interest margins
- Improving operating efficiency
- Maintaining moderate credit risk
- Retaining risk-appropriate capital

Protecting Net Interest Margins



8%
7%
6%
5%
4%
3%
2%
1%
0%
Asset Yields
Funding Costs
NIM
12-07
12-08
12-09
12-10
12-11
12-12

Maintain solid net interest margin		
Date	**Amount**	**Percent**
Quarter Ending		
12/31/12	$ 42 M	4.09%
12/31/09	$ 38 M	3.49%
Twelve Months Ending		
12/31/12	$ 168 M	4.17%
12/31/09	$ 145 M	3.33%

Protecting Net Interest Margins



Loan Yields
Deposit Costs
Loan-Deposit Spread
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12

Reduce deposit costs		
Date	**Amount**	**Percent**
Quarter Ending		
12/31/12	$ 3.1 M	0.35%
12/31/09	$ 17.7 M	1.83%
Twelve Months Ending		
12/31/12	$ 15.1 M	0.44%
12/31/09	$ 83.2 M	2.21%

Building Value at Banner

Protecting Net Interest Margins



Billions
5
4
3
2
1
0
Noncore Deposits
Core Deposits
12-07
12-08
12-09
12-10
12-11
12-12

Improve funding mix with lower cost core deposits		
Quarter Ending	Balance	Percent
12/31/12	$ 2,529 M	71%
12/31/09	$ 1,924 M	50%

Protecting Net Interest Margins



L/D Ratio
Loans
Deposits
115%
110%
105%
100%
95%
90%
85%
80%
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12

Maintain loan-to-deposit ratio of 90–95%	
Quarter Ending	**Percent**
12/31/12	91%
12/31/09	98%
Peak	108%

Protecting Net Interest Margins



5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
Net Interest Margin
Peer 75th Percentile
12-07
12-08
12-09
12-10
12-11
12-12

Maintain solid net interest margin		
Quarter Ending	Banner	Peer 75th Pctl
12/31/12	4.09%	
09/30/12	4.22%	4.08%
12/31/09	3.49%	3.99%

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B-$10B)
National Information Center
Federal Reserve System
Division of Banking Supervision and Regulation

Building Value at Banner

Improving Operating Efficiency


Millions
Other
Personnel
Efficiency Ratio
40
30
20
10
0
95%
85%
75%
65%
55%
12-07
12-08
12-09
12-10
12-11
12-12

Control core operating expense		
Date	**Amount**	**YOY Δ**
Quarter Ending		
12/31/12	$ 34 M	1.4%
12/31/09	$ 31 M	-10.0%
Twelve Months Ending		
12/31/12	$ 136 M	2.0%
12/31/09	$ 132 M	-2.6%

Maintaining Moderate Credit Risk



Millions
350
300
250
200
150
100
50
0
OREO
NPL's
ALLL
12-07
12-08
12-09
12-10
12-11
12-12

Reduce nonperforming loans and OREO		
Quarter Ending	Balance	Percent
Nonperforming Loans		
12/31/12	$ 34 M	1.1%
12/31/09	$ 214 M	5.5%
Peak	$ 243 M	6.2%
Other Real Estate Owned		
12/31/12	$ 16 M	0.5%
12/31/09	$ 78 M	2.0%
Peak	$ 107 M	3.0%

Building Value at Banner

Maintaining Moderate Credit Risk

Improved Earning Asset Mix



12/31/2012
Coml & Ag 21%
Securities 19%
Consumer 7%
Res Mortgage 15%
6%
Res Const/Dev
CRE Investor 20%
CRE Owner 12%
12/31/2009
Coml & Ag 19%
Securities 14%
Consumer 7%
Res Mortgage 16%
12%
Res Const/Dev
CRE Investor 21%
CRE Owner 11%

Maintaining Moderate Credit Risk



3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
ALLL to Loans
Peer 75th Percentile
12-07
12-08
12-09
12-10
12-11
12-12

Maintain appropriate loan loss reserves		
Quarter Ending	Banner	Peer 75th Pctl
ALLL to Loans		
12/31/12	2.39%	
09/30/12	2.45%	2.33%
12/31/09	2.51%	2.66%

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B-$10B)

Maintaining Moderate Credit Risk



250%
200%
150%
100%
50%
0%
ALLL to NPLs
Peer 75th Percentile
12-07
12-08
12-09
12-10
12-11
12-12

Maintain appropriate loan loss reserves		
Quarter Ending	Banner	Peer 75th Pctl
ALLL to NPLs		
12/31/12	225%	
09/30/12	204%	131%
12/31/09	45%	93%

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B-$10B)

Retaining Risk-Appropriate Capital



20%
15%
10%
5%
0%
800
600
400
200
0
Millions
Tier 1 Leverage Ratio
TCE/Tangible Assets
Total Capital
12-07
12-08
12-09
12-10
12-11
12-12

Maintain solid capital position		
Quarter Ending	Tier 1 Leverage	TCE/ TA
12/31/12	12.74%	11.80%
12/31/09	9.62%	5.87%
Low	8.80%	5.82%

Building Value at Banner

Retaining Risk-Appropriate Capital


20%
15%
10%
5%
0%
Tier 1 Leverage Ratio
Peer 75th Percentile
12-07
12-08
12-09
12-10
12-11
12-12

Manage capital prudently		
Quarter Ending	Banner	Peer 75th Pctl
12/31/12	12.74%	
09/30/12	14.29%	11.39%
12/31/09	9.62%	10.17%

Retired Perpetual Preferred Stock during 2nd half of 2012

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B-$10B)

Retaining Risk-Appropriate Capital



TCE to Tangible Assets
Peer 75th Percentile
20%
15%
10%
5%
0%
12-07
12-08
12-09
12-10
12-11
12-12

Manage capital prudently		
Quarter Ending	Banner	Peer 75th Pctl
12/31/12	11.80%	
09/30/12	11.47%	10.50%
12/31/09	5.87%	8.28%

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B-$10B)

Enhancing Shareholder Value



TBV/ Share
Stock Price
Pre Capital Raise (2010 Q2)
40
35
30
25
20
15
10
5
0
12-07
12-08
12-09
12-10
12-11
12-12

Attain premium to tangible book value		
Quarter Ending	Stock Price*	TBV
Per Share		
12/31/12	$ 30.84	$ 25.88
06/30/10	$ 15.07	$ 29.03
Stock Price/ TBV		
12/31/12	119%	
06/30/10	52%	

** Average closing price for the month following quarter-end.*

Enhancing Shareholder Value



TTM EPS
TBV/ Share
Stock Price
Pre Capital Raise
(2010 Q2)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
40
35
30
25
20
15
10
5
0
12-07
12-08
12-09
12-10
12-11
12-12

Attain solid multiple on earnings		
Quarter Ending	**Stock Price***	**TTM Earnings**
Per Share		
12/31/12	$ 30.84	$ 3.15
06/30/10	$ 15.07	$ −8.06
Stock Price/ TTM Earnings		
12/31/12	9.8×	
06/30/10	n/m	

* *Average closing price for the month following quarter-end.*

Increasing Return to Shareholders

- Banner has a scalable franchise with a long history in robust, desirable markets.
- Banner is one of the largest remaining franchises based in Washington.
- Banner has the management depth, organizational model and operational skill to sustain earnings momentum.
- Banner's "Super Community Bank" model provides a differentiated value proposition.